SHORT-TERM INVESTMENT	12 Months Ended
Dec. 31, 2019
Short-term Investments [Abstract]
SHORT-TERM INVESTMENT
5.	SHORT-TERM INVESTMENT
The Company entered into an investment agreement with Cornerstone Management, Inc. (“Cornerstone”), a third party private company, on July 15, 2019 to purchase its convertible notes for a cash consideration of

US$10 million with annual interest rate of 8%.
The term of the convertible note is one year. Cornerstone is primarily engaged in private equity fund management. The Company has the right to convert the debt to Cornerstone’s ordinary shares upon its successful initial public offering at the lower price of the listing price or closing price of the exercise date, wherein the principle and the interest incurred shall be counted into total investment funds. No embedded derivative was bifurcated and the investment is recorded as available-for-sale considering its in-substance debt nature.